Exhibit 99

Warwick Valley Telephone Company (the "Company") announced today that it is filing its Quarterly Report on Form 10-Q for the period ended June 30, 2004 (the "June 30 10-Q"). The Company's Common Shares will no longer be subject to delisting from the Nasdaq National Market because of the Company's late filing of its June 30 10-Q. Within approximately 48 hours of the time the June 30 10-Q is filed, the symbol under which Company's Common Shares trade on the Nasdaq National Market will return to its regular form, "WWVY," rather than "WWVYE."